Exhibit 99.2

2Q21 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
TABLE OF CONTENTS
In second quarter 2021, we elected to change our accounting method for low-income housing tax credit (LIHTC) investments. We also elected to change the presentation of investment tax credits related to solar energy investments. Prior period financial statement line items have been revised to conform with the current period presentation. Prior period risk-based capital and certain other regulatory related metrics were not revised. For additional information, including the financial statement line items impacted by these changes, see page 30.
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Jun 30, 2021 % Change from		Six months ended
(in millions, except per share amounts)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	% Change
Selected Income Statement Data
Total revenue	$20,270	18,532	18,489	19,316	18,286	9%	11	$38,802	36,459	6%
Noninterest expense	13,341	13,989	14,802	15,229	14,551	(5)	(8)	27,330	27,599	(1)
Pre-tax pre-provision profit (PTPP) (1)	6,929	4,543	3,687	4,087	3,735	53	86	11,472	8,860	29
Provision for credit losses	(1,260)	(1,048)	(179)	769	9,534	(20)	NM	(2,308)	13,539	NM
Wells Fargo net income (loss)	6,040	4,636	3,091	3,216	(3,846)	30	NM	10,676	(2,930)	NM
Wells Fargo net income (loss) applicable to common stock	5,743	4,256	2,741	2,901	(4,160)	35	NM	9,999	(3,856)	NM

Common Share Data
Diluted earnings (loss) per common share	1.38	1.02	0.66	0.70	(1.01)	35	NM	2.40	(0.94)	NM
Dividends declared per common share	0.10	0.10	0.10	0.10	0.51	—	(80)	0.20	1.02	(80)
Common shares outstanding	4,108.0	4,141.1	4,144.0	4,132.5	4,119.6	(1)	—
Average common shares outstanding	4,124.6	4,141.3	4,137.6	4,123.8	4,105.5	—	—	4,132.9	4,105.2	1
Diluted average common shares outstanding (2)	4,156.1	4,171.0	4,151.3	4,132.2	4,105.5	—	1	4,164.6	4,105.2	1
Book value per common share (3)	$41.74	40.27	39.71	38.91	38.31	4	9
Tangible book value per common share (3)(4)	34.95	33.49	32.99	32.15	31.52	4	11

Selected Equity Data (period-end)
Total equity	193,127	188,034	185,712	181,727	178,635	3	8
Common stockholders' equity	171,453	166,748	164,570	160,804	157,835	3	9
Tangible common equity (4)	143,577	138,702	136,727	132,874	129,842	4	11

Performance Ratios
Return on average assets (ROA)(5)	1.25%	0.97	0.64	0.66	(0.79)			1.11%	(0.30)
Return on average equity (ROE)(6)	13.6	10.3	6.6	7.2	(10.2)			12.0	(4.7)
Return on average tangible common equity (ROTCE)(4)	16.3	12.4	8.0	8.7	(12.3)			14.4	(5.7)
Efficiency ratio (7)	66	75	80	79	80			70	76
Net interest margin on a taxable-equivalent basis	2.02	2.05	2.15	2.13	2.25			2.04	2.42
NM – Not meaningful
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)For second quarter 2020, diluted average common shares outstanding equaled average common shares outstanding because our securities convertible into common shares had an anti-dilutive effect.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 25 and 26.
(5)Represents Wells Fargo net income (loss) divided by average assets.
(6)Represents Wells Fargo net income (loss) applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Jun 30, 2021 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	% Change
Selected Balance Sheet Data (average)
Loans	$854,747	873,439	899,704	931,708	971,266	(2)%	(12)	$864,041	968,156	(11)%
Assets	1,939,879	1,934,425	1,925,013	1,945,911	1,947,180	—	—	1,937,167	1,948,025	(1)
Deposits	1,435,824	1,393,472	1,380,100	1,399,028	1,386,656	3	4	1,414,765	1,362,309	4

Selected Balance Sheet Data (period-end)
Debt securities	533,565	505,826	501,207	476,421	472,580	5	13
Loans	852,300	861,572	887,637	920,082	935,155	(1)	(9)
Allowance for credit losses for loans	16,391	18,043	19,713	20,471	20,436	(9)	(20)
Equity securities	64,547	57,702	60,008	49,348	50,776	12	27
Assets	1,945,996	1,957,264	1,952,911	1,920,399	1,967,048	(1)	(1)
Deposits	1,440,472	1,437,119	1,404,381	1,383,215	1,410,711	—	2

Headcount (#) (period-end)	259,196	264,513	268,531	274,931	276,013	(2)	(6)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
CET1	12.1%	11.8	11.6	11.4	11.0
Tier 1 capital	13.7	13.5	13.3	13.1	12.6
Total capital	16.8	16.8	16.5	16.3	15.9
Risk-weighted assets (RWAs) (in billions)	$1,188.8	1,179.0	1,193.7	1,185.6	1,213.1	1	(2)

Advanced Approach:
CET1	12.7%	12.6	11.9	11.5	11.1
Tier 1 capital	14.5	14.4	13.7	13.2	12.8
Total capital	16.9	16.9	16.1	15.7	15.3
Risk-weighted assets (RWAs) (in billions)	$1,126.6	1,109.4	1,158.4	1,172.0	1,195.4	2	(6)

Tier 1 leverage ratio	8.5%	8.4	8.3	8.1	8.0
Supplementary Leverage Ratio (SLR) (3)	7.1	7.9	8.1	7.8	7.5
Total Loss Absorbing Capacity (TLAC) Ratio (4)	25.1	25.2	25.7	25.8	25.3
Liquidity Coverage Ratio (LCR) (5)	123	127	133	134	129
(1)Ratios and metrics for June 30, 2021, are preliminary estimates.
(2)See the tables on pages 27 and 28 for more information on Common Equity Tier 1 (CET1), tier 1 capital, and total capital. The information presented reflects fully phased-in CET1, tier 1 capital, and RWAs, but reflects total capital in accordance with transition requirements.
(3)In April 2020, the Board of Governors of the Federal Reserve System (FRB) issued an interim final rule that temporarily allowed a bank holding company to exclude on-balance sheet amounts of U.S. Treasury securities and deposits at Federal Reserve Banks from the calculation of its total leverage exposure in the denominator of the SLR. The interim final rule expired on April 1, 2021.
(4)Represents TLAC divided by the greater of RWAs determined under the Standardized and Advanced Approaches, which is our binding TLAC ratio.
(5)Represents high-quality liquid assets divided by projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Jun 30, 2021 % Change from		Six months ended
(in millions, except per share amounts)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	% Change
Interest income	$9,693	10,046	10,550	10,811	11,813	(4)%	(18)	$19,739	26,558	(26)%
Interest expense	893	1,238	1,195	1,432	1,921	(28)	(54)	2,131	5,336	(60)
Net interest income	8,800	8,808	9,355	9,379	9,892	—	(11)	17,608	21,222	(17)
Noninterest income
Deposit-related fees	1,342	1,255	1,333	1,299	1,142	7	18	2,597	2,589	—
Lending-related fees	362	361	356	352	323	—	12	723	673	7
Investment advisory and other asset-based fees	2,794	2,756	2,598	2,505	2,254	1	24	5,550	4,760	17
Commissions and brokerage services fees	580	636	589	568	550	(9)	5	1,216	1,227	(1)
Investment banking fees	570	568	486	441	547	—	4	1,138	938	21
Card fees	1,077	949	943	912	797	13	35	2,026	1,689	20
Mortgage banking	1,336	1,326	1,207	1,590	317	1	321	2,662	696	282
Net gains (losses) from trading activities	21	348	(60)	361	807	(94)	(97)	369	871	(58)
Net gains (losses) on debt securities	—	151	160	264	212	(100)	(100)	151	449	(66)
Net gains (losses) from equity securities	2,696	392	884	649	533	588	406	3,088	(868)	NM
Lease income	313	315	224	333	335	(1)	(7)	628	688	(9)
Other	379	667	414	663	577	(43)	(34)	1,046	1,525	(31)
Total noninterest income	11,470	9,724	9,134	9,937	8,394	18	37	21,194	15,237	39
Total revenue	20,270	18,532	18,489	19,316	18,286	9	11	38,802	36,459	6
Provision for credit losses	(1,260)	(1,048)	(179)	769	9,534	(20)	NM	(2,308)	13,539	NM
Noninterest expense
Personnel	8,818	9,558	8,948	8,624	8,916	(8)	(1)	18,376	17,239	7
Technology, telecommunications and equipment	815	844	838	791	672	(3)	21	1,659	1,470	13
Occupancy	735	770	826	851	871	(5)	(16)	1,505	1,586	(5)
Operating losses	303	213	621	1,219	1,219	42	(75)	516	1,683	(69)
Professional and outside services	1,450	1,388	1,664	1,760	1,676	4	(13)	2,838	3,282	(14)
Leases (1)	226	226	227	291	244	—	(7)	452	504	(10)
Advertising and promotion	132	90	138	144	137	47	(4)	222	318	(30)
Restructuring charges	(4)	13	781	718	—	NM	NM	9	—	NM
Other	866	887	759	831	816	(2)	6	1,753	1,517	16
Total noninterest expense	13,341	13,989	14,802	15,229	14,551	(5)	(8)	27,330	27,599	(1)
Income (loss) before income tax expense (benefit)	8,189	5,591	3,866	3,318	(5,799)	46	NM	13,780	(4,679)	NM
Income tax expense (benefit)	1,445	901	574	(83)	(2,001)	60	NM	2,346	(1,648)	NM
Net income (loss) before noncontrolling interests	6,744	4,690	3,292	3,401	(3,798)	44	NM	11,434	(3,031)	NM
Less: Net income (loss) from noncontrolling interests	704	54	201	185	48	NM	NM	758	(101)	NM
Wells Fargo net income (loss)	$6,040	4,636	3,091	3,216	(3,846)	30	NM	$10,676	(2,930)	NM
Less: Preferred stock dividends and other	297	380	350	315	314	(22)	(5)	677	926	(27)
Wells Fargo net income (loss) applicable to common stock	$5,743	4,256	2,741	2,901	(4,160)	35	NM	$9,999	(3,856)	NM
Per share information
Earnings (loss) per common share	$1.39	1.03	0.66	0.70	(1.01)	35	NM	$2.42	(0.94)	NM
Diluted earnings (loss) per common share	1.38	1.02	0.66	0.70	(1.01)	35	NM	2.40	(0.94)	NM
NM – Not meaningful
(1)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Jun 30, 2021 % Change from
(in millions)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020
Assets
Cash and due from banks	$25,304	28,339	28,236	25,535	24,704	(11)%	2
Interest-earning deposits with banks	248,869	258,394	236,376	221,235	237,799	(4)	5
Total cash, cash equivalents, and restricted cash	274,173	286,733	264,612	246,770	262,503	(4)	4
Federal funds sold and securities purchased under resale agreements	70,149	79,502	65,672	69,304	79,289	(12)	(12)
Debt securities:
Trading, at fair value	82,727	72,784	75,095	73,253	74,679	14	11
Available-for-sale, at fair value	189,897	200,850	220,392	220,573	228,899	(5)	(17)
Held-to-maturity, at amortized cost	260,941	232,192	205,720	182,595	169,002	12	54
Loans held for sale	25,594	35,434	36,384	25,004	33,694	(28)	(24)
Loans	852,300	861,572	887,637	920,082	935,155	(1)	(9)
Allowance for loan losses	(15,148)	(16,928)	(18,516)	(19,463)	(18,926)	11	20
Net loans	837,152	844,644	869,121	900,619	916,229	(1)	(9)
Mortgage servicing rights	8,009	8,832	7,437	7,680	8,180	(9)	(2)
Premises and equipment, net	8,745	8,760	8,895	8,977	9,025	—	(3)
Goodwill	26,194	26,290	26,392	26,387	26,385	—	(1)
Derivative assets	25,415	25,429	25,846	23,715	22,776	—	12
Equity securities	64,547	57,702	60,008	49,348	50,776	12	27
Other assets	72,453	78,112	87,337	86,174	85,611	(7)	(15)
Total assets	$1,945,996	1,957,264	1,952,911	1,920,399	1,967,048	(1)	(1)
Liabilities
Noninterest-bearing deposits	$504,108	494,087	467,068	447,011	432,857	2	16
Interest-bearing deposits	936,364	943,032	937,313	936,204	977,854	(1)	(4)
Total deposits	1,440,472	1,437,119	1,404,381	1,383,215	1,410,711	—	2
Short-term borrowings	45,635	58,920	58,999	55,224	60,485	(23)	(25)
Derivative liabilities	14,551	14,930	16,509	13,767	11,368	(3)	28
Accrued expenses and other liabilities	72,555	74,949	74,360	70,755	74,928	(3)	(3)
Long-term debt	179,656	183,312	212,950	215,711	230,921	(2)	(22)
Total liabilities	1,752,869	1,769,230	1,767,199	1,738,672	1,788,413	(1)	(2)
Equity
Wells Fargo stockholders’ equity:
Preferred stock	20,820	21,170	21,136	21,098	21,098	(2)	(1)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,018	59,854	60,197	60,035	59,923	—	—
Retained earnings	171,765	166,458	162,683	160,607	158,466	3	8
Cumulative other comprehensive income (loss)	(564)	(1,250)	194	(750)	(798)	55	29
Treasury stock (1)	(69,038)	(67,589)	(67,791)	(68,384)	(69,050)	(2)	—
Unearned ESOP shares	(875)	(875)	(875)	(875)	(875)	—	—
Total Wells Fargo stockholders’ equity	191,262	186,904	184,680	180,867	177,900	2	8
Noncontrolling interests	1,865	1,130	1,032	860	735	65	154
Total equity	193,127	188,034	185,712	181,727	178,635	3	8
Total liabilities and equity	$1,945,996	1,957,264	1,952,911	1,920,399	1,967,048	(1)	(1)
(1)Number of shares of treasury stock were 1,373,813,200, 1,340,691,115, 1,337,799,931, 1,349,294,592, and 1,362,252,882 at June 30, and March 31, 2021, and December 31, September 30, and June 30, 2020, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS)(1)

	Quarter ended					Jun 30, 2021 % Change from		Six months ended		% Change
($ in millions)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020
Average Balances

Assets
Interest-earning deposits with banks	$255,237	223,437	222,010	216,958	176,327	14%	45	$239,425	152,924	57%
Federal funds sold and securities purchased under resale agreements	72,513	72,148	67,023	80,431	76,384	1	(5)	72,332	91,969	(21)
Trading debt securities	84,612	87,383	93,877	88,021	96,049	(3)	(12)	85,990	98,556	(13)
Available-for-sale debt securities	192,418	206,946	214,042	217,556	232,444	(7)	(17)	199,642	242,501	(18)
Held-to-maturity debt securities	237,812	216,826	192,697	176,384	166,804	10	43	227,377	162,348	40
Loans held for sale	27,173	34,554	29,436	31,023	27,610	(21)	(2)	30,843	24,728	25
Loans	854,747	873,439	899,704	931,708	971,266	(2)	(12)	864,041	968,156	(11)
Equity securities	29,773	29,434	25,744	25,185	27,417	1	9	29,604	32,475	(9)
Other	9,103	9,498	7,896	6,974	7,715	(4)	18	9,299	7,573	23
Total interest-earning assets	1,763,388	1,753,665	1,752,429	1,774,240	1,782,016	1	(1)	1,758,553	1,781,230	(1)
Total noninterest-earning assets	176,491	180,760	172,584	171,671	165,164	(2)	7	178,614	166,795	7
Total assets	$1,939,879	1,934,425	1,925,013	1,945,911	1,947,180	—	—	$1,937,167	1,948,025	(1)
Liabilities
Interest-bearing deposits	$941,746	931,116	925,729	959,270	978,194	1	(4)	$936,460	984,415	(5)
Short-term borrowings	48,505	59,082	57,304	57,292	63,535	(18)	(24)	53,764	83,256	(35)
Long-term debt	181,101	198,340	214,223	222,862	232,395	(9)	(22)	189,673	230,699	(18)
Other liabilities	27,718	28,875	25,949	27,679	29,947	(4)	(7)	28,294	30,073	(6)
Total interest-bearing liabilities	1,199,070	1,217,413	1,223,205	1,267,103	1,304,071	(2)	(8)	1,208,191	1,328,443	(9)
Noninterest-bearing demand deposits	494,078	462,356	454,371	439,758	408,462	7	21	478,305	377,894	27
Other noninterest-bearing liabilities	55,763	65,582	61,993	57,673	50,575	(15)	10	60,645	55,706	9
Total liabilities	1,748,911	1,745,351	1,739,569	1,764,534	1,763,108	—	(1)	1,747,141	1,762,043	(1)
Total equity	190,968	189,074	185,444	181,377	184,072	1	4	190,026	185,982	2
Total liabilities and equity	$1,939,879	1,934,425	1,925,013	1,945,911	1,947,180	—	—	$1,937,167	1,948,025	(1)

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	0.11%	0.10	0.10	0.11	0.12			0.11%	0.57
Federal funds sold and securities purchased under resale agreements	0.02	0.04	0.05	0.02	0.01			0.03	0.84
Trading debt securities	2.37	2.45	2.40	2.49	2.76			2.41	2.91
Available-for-sale debt securities	1.43	1.63	1.78	1.96	2.44			1.53	2.66
Held-to-maturity debt securities	1.86	1.90	1.95	2.09	2.33			1.88	2.44
Loans held for sale	2.85	3.85	3.56	3.07	3.45			3.41	3.62
Loans	3.33	3.34	3.43	3.41	3.50			3.33	3.85
Equity securities	1.77	1.87	2.04	1.61	1.70			1.82	2.00
Other	0.04	0.03	—	(0.02)	(0.02)			0.04	0.37
Total interest-earning assets	2.23	2.33	2.43	2.45	2.69			2.28	3.02
Interest-bearing liabilities
Interest-bearing deposits	0.04	0.05	0.07	0.13	0.24			0.04	0.48
Short-term borrowings	(0.09)	(0.06)	(0.08)	(0.08)	(0.10)			(0.08)	0.66
Long-term debt	1.57	2.07	1.78	1.86	2.13			1.83	2.15
Other liabilities	1.47	1.50	1.38	1.33	1.53			1.49	1.71
Total interest-bearing liabilities	0.30	0.41	0.39	0.45	0.59			0.35	0.81

Interest rate spread on a taxable-equivalent basis (2)	1.93	1.92	2.04	2.00	2.10			1.93	2.21
Net interest margin on a taxable-equivalent basis (2)	2.02	2.05	2.15	2.13	2.25			2.04	2.42
(1)The average balance amounts represent amortized costs. The interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended June 30, 2021
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$5,618	1,202	1,783	610	(304)	(109)	8,800
Noninterest income	3,068	906	1,555	2,926	3,327	(312)	11,470
Total revenue	8,686	2,108	3,338	3,536	3,023	(421)	20,270
Provision for credit losses	(367)	(382)	(501)	24	(34)	—	(1,260)
Noninterest expense	6,202	1,443	1,805	2,891	1,000	—	13,341
Income (loss) before income tax expense (benefit)	2,851	1,047	2,034	621	2,057	(421)	8,189
Income tax expense (benefit)	713	261	513	156	223	(421)	1,445
Net income before noncontrolling interests	2,138	786	1,521	465	1,834	—	6,744
Less: Net income (loss) from noncontrolling interests	—	2	(2)	—	704	—	704
Net income	$2,138	784	1,523	465	1,130	—	6,040

					Quarter ended March 31, 2021
Net interest income	$5,615	1,254	1,779	657	(390)	(107)	8,808
Noninterest income	3,039	827	1,825	2,887	1,417	(271)	9,724
Total revenue	8,654	2,081	3,604	3,544	1,027	(378)	18,532
Provision for credit losses	(419)	(399)	(284)	(43)	97	—	(1,048)
Noninterest expense	6,267	1,630	1,833	3,028	1,231	—	13,989
Income (loss) before income tax expense (benefit)	2,806	850	2,055	559	(301)	(378)	5,591
Income tax expense (benefit)	702	212	500	140	(275)	(378)	901
Net income (loss) before noncontrolling interests	2,104	638	1,555	419	(26)	—	4,690
Less: Net income from noncontrolling interests	—	1	—	—	53	—	54
Net income (loss)	$2,104	637	1,555	419	(79)	—	4,636

					Quarter ended June 30, 2020
Net interest income	$5,717	1,554	1,963	719	60	(121)	9,892
Noninterest income	1,891	797	2,096	2,487	1,318	(195)	8,394
Total revenue	7,608	2,351	4,059	3,206	1,378	(316)	18,286
Provision for credit losses	3,102	2,295	3,756	255	126	—	9,534
Noninterest expense	6,933	1,580	2,044	2,743	1,251	—	14,551
Income (loss) before income tax expense (benefit)	(2,427)	(1,524)	(1,741)	208	1	(316)	(5,799)
Income tax expense (benefit)	(650)	(379)	(408)	52	(300)	(316)	(2,001)
Net income (loss) before noncontrolling interests	(1,777)	(1,145)	(1,333)	156	301	—	(3,798)
Less: Net income from noncontrolling interests	—	1	—	—	47	—	48
Net income (loss)	$(1,777)	(1,146)	(1,333)	156	254	—	(3,846)
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses. In March 2021, we announced an agreement to sell our Corporate Trust Services business and, in second quarter 2021, we moved the business from the Commercial Banking operating segment to Corporate. Prior period balances have been revised to conform with the current period presentation.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Six months ended June 30, 2021
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$11,233	2,456	3,562	1,267	(694)	(216)	17,608
Noninterest income	6,107	1,733	3,380	5,813	4,744	(583)	21,194
Total revenue	17,340	4,189	6,942	7,080	4,050	(799)	38,802
Provision for credit losses	(786)	(781)	(785)	(19)	63	—	(2,308)
Noninterest expense	12,469	3,073	3,638	5,919	2,231	—	27,330
Income (loss) before income tax expense (benefit)	5,657	1,897	4,089	1,180	1,756	(799)	13,780
Income tax expense (benefit)	1,415	473	1,013	296	(52)	(799)	2,346
Net income before noncontrolling interests	4,242	1,424	3,076	884	1,808	—	11,434
Less: Net income (loss) from noncontrolling interests	—	3	(2)	—	757	—	758
Net income	$4,242	1,421	3,078	884	1,051	—	10,676

					Six months ended June 30, 2020
Net interest income	$11,719	3,287	3,984	1,557	939	(264)	21,222
Noninterest income	4,538	1,409	3,483	4,919	1,303	(415)	15,237
Total revenue	16,257	4,696	7,467	6,476	2,242	(679)	36,459
Provision for credit losses	4,671	3,336	4,881	263	388	—	13,539
Noninterest expense	13,190	3,153	3,914	5,400	1,942	—	27,599
Income (loss) before income tax expense (benefit)	(1,604)	(1,793)	(1,328)	813	(88)	(679)	(4,679)
Income tax expense (benefit)	(445)	(442)	(307)	204	21	(679)	(1,648)
Net income (loss) before noncontrolling interests	(1,159)	(1,351)	(1,021)	609	(109)	—	(3,031)
Less: Net income (loss) from noncontrolling interests	—	2	—	—	(103)	—	(101)
Net income (loss)	$(1,159)	(1,353)	(1,021)	609	(6)	—	(2,930)
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses. In March 2021, we announced an agreement to sell our Corporate Trust Services business and, in second quarter 2021, we moved the business from the Commercial Banking operating segment to Corporate. Prior period balances have been revised to conform with the current period presentation.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Jun 30, 2021 % Change from		Six months ended
($ in millions)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	% Change
Income Statement
Net interest income	$5,618	5,615	5,741	5,918	5,717	—%	(2)	$11,233	11,719	(4)%
Noninterest income:
Deposit-related fees	732	661	742	708	575	11	27	1,393	1,454	(4)
Card fees	1,017	892	890	860	749	14	36	1,909	1,568	22
Mortgage banking	1,158	1,259	1,082	1,544	256	(8)	352	2,417	598	304
Other	161	227	158	116	311	(29)	(48)	388	918	(58)
Total noninterest income	3,068	3,039	2,872	3,228	1,891	1	62	6,107	4,538	35
Total revenue	8,686	8,654	8,613	9,146	7,608	—	14	17,340	16,257	7
Net charge-offs	359	370	332	369	553	(3)	(35)	729	1,174	(38)
Change in the allowance for credit losses	(726)	(789)	19	271	2,549	8	NM	(1,515)	3,497	NM
Provision for credit losses	(367)	(419)	351	640	3,102	12	NM	(786)	4,671	NM
Noninterest expense	6,202	6,267	6,441	7,345	6,933	(1)	(11)	12,469	13,190	(5)
Income (loss) before income tax expense (benefit)	2,851	2,806	1,821	1,161	(2,427)	2	NM	5,657	(1,604)	NM
Income tax expense (benefit)	713	702	457	290	(650)	2	NM	1,415	(445)	NM
Net income (loss)	$2,138	2,104	1,364	871	(1,777)	2	NM	$4,242	(1,159)	NM
Revenue by Line of Business
Consumer and Small Business Banking	$4,714	4,550	4,701	4,721	4,401	4	7	$9,264	9,262	—
Consumer Lending:
Home Lending	2,072	2,227	1,995	2,527	1,477	(7)	40	4,299	3,353	28
Credit Card	1,363	1,346	1,372	1,345	1,196	1	14	2,709	2,571	5
Auto	415	403	403	404	388	3	7	818	768	7
Personal Lending	122	128	142	149	146	(5)	(16)	250	303	(17)
Total revenue	$8,686	8,654	8,613	9,146	7,608	—	14	$17,340	16,257	7
Selected Balance Sheet Data (average)
Loans by Line of Business:
Home Lending	$223,229	243,036	265,292	270,036	262,209	(8)	(15)	$233,078	269,518	(14)
Auto	50,762	49,518	48,966	49,770	49,611	3	2	50,143	49,552	1
Credit Card	34,211	35,205	36,135	35,965	36,539	(3)	(6)	34,705	38,147	(9)
Small Business	18,768	20,137	17,929	18,100	14,887	(7)	26	19,449	12,301	58
Personal Lending	4,922	5,185	5,547	5,912	6,385	(5)	(23)	5,053	6,578	(23)
Total loans	$331,892	353,081	373,869	379,783	369,631	(6)	(10)	$342,428	376,096	(9)
Total deposits	835,752	789,439	763,177	756,485	715,144	6	17	812,723	683,925	19
Allocated capital	48,000	48,000	48,000	48,000	48,000	—	—	48,000	48,000	—

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Home Lending	$218,626	230,478	253,942	273,635	258,582	(5)	(15)	$218,626	258,582	(15)
Auto	51,784	50,007	49,072	49,442	49,924	4	4	51,784	49,924	4
Credit Card	34,936	34,246	36,664	36,021	36,018	2	(3)	34,936	36,018	(3)
Small Business	16,494	20,820	17,743	17,993	18,116	(21)	(9)	16,494	18,116	(9)
Personal Lending	4,920	4,998	5,375	5,724	6,113	(2)	(20)	4,920	6,113	(20)
Total loans	$326,760	340,549	362,796	382,815	368,753	(4)	(11)	$326,760	368,753	(11)
Total deposits	840,434	837,765	784,565	759,425	746,602	—	13	840,434	746,602	13
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Jun 30, 2021 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	17.3%	17.2	10.7	6.6	(15.5)			17.2%	(5.5)
Efficiency ratio (2)	71	72	75	80	91			72	81
Headcount (#) (period-end)	116,185	123,547	125,034	131,516	133,876	(6)%	(13)	116,185	133,876	(13)%
Retail bank branches (#)	4,878	4,944	5,032	5,229	5,300	(1)	(8)	4,878	5,300	(8)
Digital active customers (# in millions) (3)	32.6	32.9	32.0	32.0	31.1	(1)	5	32.6	31.1	5
Mobile active customers (# in millions) (3)	26.8	26.7	26.0	25.9	25.2	—	6	26.8	25.2	6

Consumer and Small Business Banking:
Deposit spread (4)	1.5%	1.6	1.7	1.8	1.8			1.6%	1.9
Debit card purchase volume ($ in billions) (5)	$122.0	108.5	105.3	102.9	93.1	12	31	$230.5	183.7	25
Debit card purchase transactions (# in millions) (5)	2,504	2,266	2,297	2,273	2,027	11	24	4,770	4,222	13

Home Lending:
Mortgage banking:
Net servicing income	$(76)	(123)	(82)	331	(666)	38	89	$(199)	(409)	(51)
Net gains on mortgage loan originations/sales	1,234	1,382	1,164	1,213	922	(11)	34	2,616	1,007	160
Total mortgage banking	$1,158	1,259	1,082	1,544	256	(8)	352	$2,417	598	304

Originations ($ in billions):
Retail	$36.9	33.6	32.3	32.8	30.5	10	21	$70.5	53.6	32
Correspondent	16.3	18.2	21.6	28.8	28.7	(10)	(43)	34.5	53.6	(36)
Total originations	$53.2	51.8	53.9	61.6	59.2	3	(10)	$105.0	107.2	(2)

% of originations held for sale (HFS)	65.6%	75.8	75.2	78.1	71.8			70.7%	70.7
Third party mortgage loans serviced (period-end) ($ in billions) (6)	$769.4	801.0	856.7	917.6	989.5	(4)	(22)	$769.4	989.5	(22)
Mortgage servicing rights (MSR) carrying value (period-end)	6,717	7,536	6,125	6,355	6,819	(11)	(1)	6,717	6,819	(1)
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	0.87%	0.94	0.71	0.69	0.69			0.87%	0.69
Home lending loans 30+ days or more delinquency rate (7)(8)	0.51	0.56	0.64	0.56	0.54			0.51	0.54

Credit Card:
Point of sale (POS) volume ($ in billions)	$25.5	21.1	22.9	21.3	17.5	21	46	$46.6	37.4	25
New accounts (# in thousands) (9)	323	266	240	212	255	21	27	589	570	3
Credit card loans 30+ days or more delinquency rate (8)	1.46%	2.01	2.17	1.76	2.10			1.46%	2.10

Auto:
Auto originations ($ in billions)	$8.3	7.0	5.3	5.4	5.6	19	48	$15.3	12.1	26
Auto loans 30+ days or more delinquency rate (8)	1.30%	1.22	1.77	1.67	1.70			1.30%	1.70

Personal Lending:
New funded balances	$565	413	294	323	315	37	79	$978	982	—
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) and loans held for sale.
(8)Beginning in second quarter 2020, customer payment deferral activities instituted in response to the COVID-19 pandemic may have delayed the recognition of delinquencies for those customers who would have otherwise moved into past due status.
(9)Excludes certain private label new account openings.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (1)

	Quarter ended					Jun 30, 2021 % Change from		Six months ended
($ in millions)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	% Change
Income Statement
Net interest income	$1,202	1,254	1,439	1,408	1,554	(4)%	(23)	$2,456	3,287	(25)%
Noninterest income:
Deposit-related fees	325	317	311	309	297	3	9	642	599	7
Lending-related fees	135	136	138	140	125	(1)	8	271	253	7
Lease income	173	174	73	186	189	(1)	(8)	347	387	(10)
Other	273	200	292	183	186	37	47	473	170	178
Total noninterest income	906	827	814	818	797	10	14	1,733	1,409	23
Total revenue	2,108	2,081	2,253	2,226	2,351	1	(10)	4,189	4,696	(11)
Net charge-offs	53	39	81	219	120	36	(56)	92	290	(68)
Change in the allowance for credit losses	(435)	(438)	(12)	120	2,175	1	NM	(873)	3,046	NM
Provision for credit losses	(382)	(399)	69	339	2,295	4	NM	(781)	3,336	NM
Noninterest expense	1,443	1,630	1,547	1,623	1,580	(11)	(9)	3,073	3,153	(3)
Income (loss) before income tax expense (benefit)	1,047	850	637	264	(1,524)	23	NM	1,897	(1,793)	NM
Income tax expense (benefit)	261	212	163	71	(379)	23	NM	473	(442)	NM
Less: Net income from noncontrolling interests	2	1	2	1	1	100	100	3	2	50
Net income (loss)	$784	637	472	192	(1,146)	23	NM	$1,421	(1,353)	NM

Revenue by Line of Business
Middle Market Banking	$1,151	1,159	1,149	1,196	1,267	(1)	(9)	$2,310	2,722	(15)
Asset-Based Lending and Leasing	957	922	1,104	1,030	1,084	4	(12)	1,879	1,974	(5)
Total revenue	$2,108	2,081	2,253	2,226	2,351	1	(10)	$4,189	4,696	(11)

Revenue by Product
Lending and leasing	$1,207	1,202	1,262	1,335	1,404	—	(14)	$2,409	2,835	(15)
Treasury management and payments	680	721	733	749	780	(6)	(13)	1,401	1,723	(19)
Other	221	158	258	142	167	40	32	379	138	175
Total revenue	$2,108	2,081	2,253	2,226	2,351	1	(10)	$4,189	4,696	(11)

Selected Metrics
Return on allocated capital	15.2%	12.3	8.6	2.9	(24.7)			13.8%	(15.0)
Efficiency ratio	68	78	69	73	67			73	67
Headcount (#) (period-end)	19,647	20,486	20,241	21,900	21,984	(4)	(11)	19,647	21,984	(11)
NM – Not meaningful
(1)In March 2021, we announced an agreement to sell our Corporate Trust Services business and, in second quarter 2021, we moved the business from the Commercial Banking operating segment to Corporate. Prior period balances have been revised to conform with the current period presentation.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (1)(continued)

	Quarter ended					Jun 30, 2021 % Change from		Six months ended
($ in millions)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$117,585	120,929	125,525	134,531	158,982	(3)%	(26)	$119,248	156,645	(24)%
Commercial real estate	47,203	48,574	50,441	52,017	53,157	(3)	(11)	47,885	53,223	(10)
Lease financing and other	13,784	13,640	14,937	15,345	16,284	1	(15)	13,712	16,773	(18)
Total loans	$178,572	183,143	190,903	201,893	228,423	(2)	(22)	$180,845	226,641	(20)

Loans by Line of Business:
Middle Market Banking	$102,054	104,379	102,692	110,289	122,319	(2)	(17)	$103,210	119,276	(13)
Asset-Based Lending and Leasing	76,518	78,764	88,211	91,604	106,104	(3)	(28)	77,635	107,365	(28)
Total loans	$178,572	183,143	190,903	201,893	228,423	(2)	(22)	$180,845	226,641	(20)

Total deposits	192,586	189,364	184,864	178,997	184,132	2	5	190,984	175,929	9
Allocated capital	19,500	19,500	19,500	19,500	19,500	—	—	19,500	19,500	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$117,782	119,322	124,253	128,270	142,315	(1)	(17)	$117,782	142,315	(17)
Commercial real estate	46,905	47,832	49,903	51,297	52,802	(2)	(11)	46,905	52,802	(11)
Lease financing and other	14,218	13,534	14,821	15,180	15,662	5	(9)	14,218	15,662	(9)
Total loans	$178,905	180,688	188,977	194,747	210,779	(1)	(15)	$178,905	210,779	(15)

Loans by Line of Business:
Middle Market Banking	$102,062	102,372	101,193	105,851	115,105	—	(11)	$102,062	115,105	(11)
Asset-Based Lending and Leasing	76,843	78,316	87,784	88,896	95,674	(2)	(20)	76,843	95,674	(20)
Total loans	$178,905	180,688	188,977	194,747	210,779	(1)	(15)	$178,905	210,779	(15)

Total deposits	197,461	191,948	188,292	180,948	183,085	3	8	197,461	183,085	8
(1)In March 2021, we announced an agreement to sell our Corporate Trust Services business and, in second quarter 2021, we moved the business from the Commercial Banking operating segment to Corporate. Prior period balances have been revised to conform with the current period presentation.

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Jun 30, 2021 % Change from		Six months ended
($ in millions)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	% Change
Income Statement
Net interest income	$1,783	1,779	1,811	1,714	1,963	—%	(9)	$3,562	3,984	(11)%
Noninterest income:
Deposit-related fees	277	266	272	272	261	4	6	543	518	5
Lending-related fees	190	183	178	171	163	4	17	373	335	11
Investment banking fees	580	611	459	428	588	(5)	(1)	1,191	1,065	12
Net gains (losses) on trading activities	30	331	(28)	374	809	(91)	(96)	361	844	(57)
Other	478	434	462	348	275	10	74	912	721	26
Total noninterest income	1,555	1,825	1,343	1,593	2,096	(15)	(26)	3,380	3,483	(3)
Total revenue	3,338	3,604	3,154	3,307	4,059	(7)	(18)	6,942	7,467	(7)
Net charge-offs	(19)	37	177	117	401	NM	NM	18	448	(96)
Change in the allowance for credit losses	(482)	(321)	9	(238)	3,355	(50)	NM	(803)	4,433	NM
Provision for credit losses	(501)	(284)	186	(121)	3,756	(76)	NM	(785)	4,881	NM
Noninterest expense	1,805	1,833	1,798	1,991	2,044	(2)	(12)	3,638	3,914	(7)
Income (loss) before income tax expense (benefit)	2,034	2,055	1,170	1,437	(1,741)	(1)	NM	4,089	(1,328)	NM
Income tax expense (benefit)	513	500	282	355	(408)	3	NM	1,013	(307)	NM
Less: Net loss from noncontrolling interests	(2)	—	(1)	—	—	NM	NM	(2)	—	NM
Net income (loss)	$1,523	1,555	889	1,082	(1,333)	(2)	NM	$3,078	(1,021)	NM

Revenue by Line of Business
Banking:
Lending	$474	453	424	422	464	5	2	$927	921	1
Treasury Management and Payments	353	370	384	395	403	(5)	(12)	723	901	(20)
Investment Banking	407	416	348	295	444	(2)	(8)	823	805	2
Total Banking	1,234	1,239	1,156	1,112	1,311	—	(6)	2,473	2,627	(6)
Commercial Real Estate	1,014	912	1,012	855	837	11	21	1,926	1,740	11
Markets:
Fixed Income, Currencies, and Commodities (FICC)	888	1,144	889	1,005	1,506	(22)	(41)	2,032	2,420	(16)
Equities	206	252	194	312	302	(18)	(32)	458	698	(34)
Credit Adjustment (CVA/DVA) and Other	(16)	36	(67)	62	139	NM	NM	20	31	(35)
Total Markets	1,078	1,432	1,016	1,379	1,947	(25)	(45)	2,510	3,149	(20)
Other	12	21	(30)	(39)	(36)	(43)	NM	33	(49)	NM
Total revenue	$3,338	3,604	3,154	3,307	4,059	(7)	(18)	$6,942	7,467	(7)

Selected Metrics
Return on allocated capital	17.0%	17.6	9.4	11.6	(16.8)			17.3%	(7.1)
Efficiency ratio	54	51	57	60	50			52	52
Headcount (#) (period-end)	8,673	8,249	8,178	8,205	8,213	5	6	8,673	8,213	6
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Jun 30, 2021 % Change from		Six months ended
($ in millions)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$167,076	162,290	155,669	165,445	190,861	3%	(12)	$164,696	184,558	(11)%
Commercial real estate	85,346	83,858	84,175	84,408	82,726	2	3	84,606	81,357	4
Total loans	$252,422	246,148	239,844	249,853	273,587	3	(8)	$249,302	265,915	(6)

Loans by Line of Business:
Banking	$90,839	86,536	82,413	88,936	105,983	5	(14)	$88,699	101,414	(13)
Commercial Real Estate	108,893	107,609	107,838	109,482	110,594	1	(2)	108,255	107,894	—
Markets	52,690	52,003	49,593	51,435	57,010	1	(8)	52,348	56,607	(8)
Total loans	$252,422	246,148	239,844	249,853	273,587	3	(8)	$249,302	265,915	(6)
Trading-related assets:
Trading account securities	$104,743	106,358	108,972	100,193	106,836	(2)	(2)	$105,546	115,082	(8)
Reverse repurchase agreements/securities borrowed	62,066	63,965	57,835	68,818	70,335	(3)	(12)	63,010	79,734	(21)
Derivative assets	24,731	27,102	23,604	23,640	22,380	(9)	11	25,910	20,332	27
Total trading-related assets	$191,540	197,425	190,411	192,651	199,551	(3)	(4)	$194,466	215,148	(10)
Total assets	513,414	511,528	495,994	503,627	535,298	—	(4)	512,476	543,455	(6)
Total deposits	190,810	194,501	205,797	226,129	239,637	(2)	(20)	192,645	252,902	(24)
Allocated capital	34,000	34,000	34,000	34,000	34,000	—	—	34,000	34,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$166,969	163,808	160,000	157,193	171,859	2	(3)	$166,969	171,859	(3)
Commercial real estate	86,290	84,836	84,456	83,920	83,715	2	3	86,290	83,715	3
Total loans	$253,259	248,644	244,456	241,113	255,574	2	(1)	$253,259	255,574	(1)

Loans by Line of Business:
Banking	$92,758	88,042	84,640	83,128	91,093	5	2	$92,758	91,093	2
Commercial Real Estate	108,885	108,508	107,207	108,240	109,402	—	—	108,885	109,402	—
Markets	51,616	52,094	52,609	49,745	55,079	(1)	(6)	51,616	55,079	(6)
Total loans	$253,259	248,644	244,456	241,113	255,574	2	(1)	$253,259	255,574	(1)
Trading-related assets:
Trading account securities	$108,291	100,586	109,311	100,157	97,708	8	11	$108,291	97,708	11
Reverse repurchase agreements/securities borrowed	57,351	71,282	57,248	61,027	70,949	(20)	(19)	57,351	70,949	(19)
Derivative assets	25,288	24,228	25,916	23,844	22,757	4	11	25,288	22,757	11
Total trading-related assets	$190,930	196,096	192,475	185,028	191,414	(3)	—	$190,930	191,414	—
Total assets	516,518	512,045	508,518	490,373	510,205	1	1	516,518	510,205	1
Total deposits	188,219	188,920	203,004	212,532	236,620	—	(20)	188,219	236,620	(20)

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Jun 30, 2021 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	% Change
Income Statement
Net interest income	$610	657	714	717	719	(7)%	(15)	$1,267	1,557	(19)%
Noninterest income:
Investment advisory and other asset-based fees	2,382	2,306	2,134	2,043	1,835	3	30	4,688	3,908	20
Commissions and brokerage services fees	513	555	518	497	470	(8)	9	1,068	1,063	—
Other	31	26	81	33	182	19	(83)	57	(52)	NM
Total noninterest income	2,926	2,887	2,733	2,573	2,487	1	18	5,813	4,919	18
Total revenue	3,536	3,544	3,447	3,290	3,206	—	10	7,080	6,476	9
Net charge-offs	(6)	—	(3)	(2)	1	NM	NM	(6)	2	NM
Change in the allowance for credit losses	30	(43)	(1)	(8)	254	170	(88)	(13)	261	NM
Provision for credit losses	24	(43)	(4)	(10)	255	156	(91)	(19)	263	NM
Noninterest expense	2,891	3,028	2,770	2,742	2,743	(5)	5	5,919	5,400	10
Income before income tax expense	621	559	681	558	208	11	199	1,180	813	45
Income tax expense	156	140	171	139	52	11	200	296	204	45
Net income	$465	419	510	419	156	11	198	$884	609	45

Selected Metrics
Return on allocated capital	20.7%	18.9	22.6	18.4	6.6			19.8%	13.4
Efficiency ratio	82	85	80	83	86			84	83
Headcount (#) (period-end)	26,989	27,993	28,306	28,996	29,088	(4)	(7)	26,989	29,088	(7)
Advisory assets ($ in billions)	$931	885	853	779	743	5	25	$931	743	25
Other brokerage assets and deposits ($ in billions)	1,212	1,177	1,152	1,076	1,042	3	16	1,212	1,042	16
Total client assets ($ in billions)	$2,143	2,062	2,005	1,855	1,785	4	20	$2,143	1,785	20
Annualized revenue per advisor ($ in thousands) (1)	1,084	1,058	1,010	940	898	2	21	1,071	904	18
Total financial and wealth advisors (#) (period-end)	12,819	13,277	13,513	13,793	14,206	(3)	(10)	12,819	14,206	(10)

Selected Balance Sheet Data (average)
Total loans	$81,784	80,839	80,109	79,001	78,091	1	5	$81,314	77,987	4
Total deposits	174,980	173,678	169,815	169,441	165,103	1	6	174,333	155,246	12
Allocated capital	8,750	8,750	8,750	8,750	8,750	—	—	8,750	8,750	—

Selected Balance Sheet Data (period-end)
Total loans	82,783	81,175	80,785	79,472	78,101	2	6	82,783	78,101	6
Total deposits	174,267	175,999	175,483	168,132	168,249	(1)	4	174,267	168,249	4
NM – Not meaningful
(1)Represents annualized segment total revenue divided by average total financial and wealth advisors for the period.

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Jun 30, 2021 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	% Change
Income Statement
Net interest income	$(304)	(390)	(230)	(268)	60	22%	NM	$(694)	939	NM
Noninterest income	3,327	1,417	1,692	1,921	1,318	135	152	4,744	1,303	264%
Total revenue	3,023	1,027	1,462	1,653	1,378	194	119	4,050	2,242	81
Net charge-offs	(8)	77	(3)	28	39	NM	NM	69	141	(51)
Change in the allowance for credit losses	(26)	20	(778)	(107)	87	NM	NM	(6)	247	NM
Provision for credit losses	(34)	97	(781)	(79)	126	NM	NM	63	388	(84)
Noninterest expense	1,000	1,231	2,246	1,528	1,251	(19)	(20)	2,231	1,942	15
Income (loss) before income tax expense (benefit)	2,057	(301)	(3)	204	1	783	NM	1,756	(88)	NM
Income tax expense (benefit)	223	(275)	(59)	(632)	(300)	181	NM	(52)	21	NM
Less: Net income (loss) from noncontrolling interests	704	53	200	184	47	NM	NM	757	(103)	NM
Net income (loss)	$1,130	(79)	(144)	652	254	NM	345	$1,051	(6)	NM

Selected Metrics
Headcount (#) (period-end) (2)	87,702	84,238	86,772	84,314	82,852	4	6	87,702	82,852	6
Wells Fargo Asset Management assets under management ($ in billions)	$603	590	603	607	578	2	4	$603	578	4

Selected Balance Sheet Data (average)
Cash, cash equivalents, and restricted cash	$255,043	222,799	221,357	215,342	173,754	14	47	$239,010	148,108	61
Available-for-sale debt securities	185,396	200,421	207,008	211,180	223,222	(7)	(17)	192,867	234,028	(18)
Held-to-maturity debt securities	237,788	217,346	191,123	175,748	166,127	9	43	227,623	161,958	41
Equity securities	11,499	10,904	10,201	12,034	13,604	5	(15)	11,203	13,787	(19)
Total loans	10,077	10,228	14,979	21,178	21,534	(1)	(53)	10,152	21,517	(53)
Total assets	754,629	727,628	712,602	702,662	655,617	4	15	741,203	642,513	15
Total deposits	41,696	46,490	56,447	67,976	82,640	(10)	(50)	44,080	94,307	(53)

Selected Balance Sheet Data (period-end)
Cash, cash equivalents, and restricted cash	$248,784	257,887	235,262	220,026	236,219	(4)	5	$248,784	236,219	5
Available-for-sale debt securities	177,923	188,724	208,694	208,543	217,339	(6)	(18)	177,923	217,339	(18)
Held-to-maturity debt securities	260,054	231,352	204,858	181,744	168,162	12	55	260,054	168,162	55
Equity securities	13,142	11,093	10,305	11,010	12,546	18	5	13,142	12,546	5
Total loans	10,593	10,516	10,623	21,935	21,948	1	(52)	10,593	21,948	(52)
Total assets	761,915	753,899	728,667	696,424	713,309	1	7	761,915	713,309	7
Total deposits	40,091	42,487	53,037	62,178	76,155	(6)	(47)	40,091	76,155	(47)
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses. In March 2021, we announced an agreement to sell our Corporate Trust Services business and, in second quarter 2021, we moved the business from the Commercial Banking operating segment to Corporate. Prior period balances have been revised to conform with the current period presentation.
(2)Beginning in first quarter 2021, employees who were notified of displacement remained as headcount in their respective operating segment rather than included in Corporate.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Jun 30, 2021 $ Change from
($ in millions)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020
Period-End Loans
Commercial and industrial	$317,618	319,055	318,805	320,913	350,116	(1,437)	(32,498)
Real estate mortgage	120,678	121,198	121,720	121,910	123,967	(520)	(3,289)
Real estate construction	22,406	21,533	21,805	22,519	21,694	873	712
Lease financing	15,720	15,734	16,087	16,947	17,410	(14)	(1,690)
Total commercial	476,422	477,520	478,417	482,289	513,187	(1,098)	(36,765)
Residential mortgage – first lien	244,371	254,363	276,674	294,990	277,945	(9,992)	(33,574)
Residential mortgage – junior lien	19,637	21,308	23,286	25,162	26,839	(1,671)	(7,202)
Credit card	34,936	34,246	36,664	36,021	36,018	690	(1,082)
Auto	51,073	49,210	48,187	48,450	48,808	1,863	2,265
Other consumer	25,861	24,925	24,409	33,170	32,358	936	(6,497)
Total consumer	375,878	384,052	409,220	437,793	421,968	(8,174)	(46,090)
Total loans	$852,300	861,572	887,637	920,082	935,155	(9,272)	(82,855)

Average Loans
Commercial and industrial	$318,917	318,311	315,924	335,046	382,345	606	(63,428)
Real estate mortgage	120,526	120,734	121,228	123,391	123,525	(208)	(2,999)
Real estate construction	22,015	21,755	22,559	22,216	21,361	260	654
Lease financing	15,565	15,799	16,757	17,091	18,087	(234)	(2,522)
Total commercial	477,023	476,599	476,468	497,744	545,318	424	(68,295)
Residential mortgage – first lien	247,815	266,251	287,361	290,607	280,878	(18,436)	(33,063)
Residential mortgage – junior lien	20,457	22,321	24,210	26,018	27,700	(1,864)	(7,243)
Credit card	34,211	35,205	36,135	35,965	36,539	(994)	(2,328)
Auto	50,014	48,680	48,033	48,718	48,441	1,334	1,573
Other consumer	25,227	24,383	27,497	32,656	32,390	844	(7,163)
Total consumer	377,724	396,840	423,236	433,964	425,948	(19,116)	(48,224)
Total loans	$854,747	873,439	899,704	931,708	971,266	(18,692)	(116,519)

Average Interest Rates
Commercial and industrial	2.52%	2.47	2.50	2.46	2.56
Real estate mortgage	2.74	2.73	2.81	2.81	3.03
Real estate construction	3.08	3.10	3.13	3.13	3.37
Lease financing	4.45	4.58	6.25	3.67	4.58
Total commercial	2.66	2.63	2.74	2.61	2.77
Residential mortgage – first lien	3.16	3.11	3.12	3.24	3.44
Residential mortgage – junior lien	4.13	4.13	4.16	4.13	4.24
Credit card	11.48	11.90	11.80	11.70	10.78
Auto	4.52	4.66	4.82	4.90	4.99
Other consumer	3.70	3.87	4.55	5.25	5.45
Total consumer	4.18	4.18	4.20	4.33	4.45
Total loans	3.33%	3.34	3.43	3.41	3.50

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Jun 30, 2021		Mar 31, 2021		Dec 31, 2020		Sep 30, 2020		Jun 30, 2020		Jun 30, 2021 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Mar 31, 2021	Jun 30, 2020
By product:
Commercial:
Commercial and industrial	$81	0.10%	$88	0.11%	$111	0.14%	$274	0.33%	$521	0.55%	$(7)	(440)
Real estate mortgage	(5)	(0.02)	46	0.16	162	0.53	56	0.18	67	0.22	(51)	(72)
Real estate construction	(1)	—	—	—	—	—	(2)	(0.03)	(1)	(0.02)	(1)	—
Lease financing	5	0.12	15	0.40	35	0.83	28	0.66	15	0.33	(10)	(10)
Total commercial	80	0.07	149	0.13	308	0.26	356	0.29	602	0.44	(69)	(522)
Consumer:
Residential mortgage – first lien	(19)	(0.03)	(24)	(0.04)	(3)	—	(1)	—	2	—	5	(21)
Residential mortgage – junior lien	(31)	(0.60)	(19)	(0.35)	(24)	(0.39)	(14)	(0.22)	(12)	(0.17)	(12)	(19)
Credit card	256	3.01	236	2.71	190	2.09	245	2.71	327	3.60	20	(71)
Auto	45	0.35	52	0.44	51	0.43	31	0.25	106	0.88	(7)	(61)
Other consumer	50	0.80	119	1.97	62	0.88	66	0.80	88	1.09	(69)	(38)
Total consumer	301	0.32	364	0.37	276	0.26	327	0.30	511	0.48	(63)	(210)
Total net charge-offs	$381	0.18%	$513	0.24%	$584	0.26%	$683	0.29%	$1,113	0.46%	$(132)	(732)
By segment:
Consumer Banking and Lending	$359	0.43%	$370	0.42%	$332	0.35%	$369	0.39%	$553	0.60%	$(11)	(194)
Commercial Banking	50	0.11	39	0.09	81	0.17	175	0.34	120	0.21	11	(70)
Corporate and Investing Banking	(18)	(0.03)	36	0.06	177	0.29	117	0.19	401	0.59	(54)	(419)
Wealth and Investment Management	(3)	(0.01)	—	—	(3)	(0.01)	(2)	(0.01)	1	0.01	(3)	(4)
Corporate	(7)	(0.28)	68	2.70	(3)	(0.08)	24	0.45	38	0.71	(75)	(45)
Total net charge-offs	$381	0.18%	$513	0.24%	$584	0.26%	$683	0.29%	$1,113	0.46%	$(132)	(732)
(1)Quarterly net charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Jun 30, 2021 $ Change from		Six months ended Jun 30,
(in millions)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	2021	2020	$ Change
Balance, beginning of period	$18,043	19,713	20,471	20,436	12,022	(1,670)	6,021	19,713	10,456	9,257
Cumulative effect from change in accounting policies (1)	—	—	—	—	—	—	—	—	(1,337)	1,337
Allowance for purchased credit-deteriorated (PCD) loans (2)	—	—	—	—	—	—	—	—	8	(8)
Balance, beginning of period, adjusted	18,043	19,713	20,471	20,436	12,022	(1,670)	6,021	19,713	9,127	10,586
Provision for credit losses	(1,239)	(1,117)	(144)	751	9,565	(122)	(10,804)	(2,356)	13,398	(15,754)
Interest income on certain loans (3)	(36)	(41)	(36)	(41)	(38)	5	2	(77)	(76)	(1)
Net loan charge-offs:
Commercial:
Commercial and industrial	(81)	(88)	(111)	(274)	(521)	7	440	(169)	(854)	685
Real estate mortgage	5	(46)	(162)	(56)	(67)	51	72	(41)	(65)	24
Real estate construction	1	—	—	2	1	1	—	1	17	(16)
Lease financing	(5)	(15)	(35)	(28)	(15)	10	10	(20)	(24)	4
Total commercial	(80)	(149)	(308)	(356)	(602)	69	522	(229)	(926)	697
Consumer:
Residential mortgage – first lien	19	24	3	1	(2)	(5)	21	43	1	42
Residential mortgage – junior lien	31	19	24	14	12	12	19	50	17	33
Credit card	(256)	(236)	(190)	(245)	(327)	(20)	71	(492)	(704)	212
Auto	(45)	(52)	(51)	(31)	(106)	7	61	(97)	(188)	91
Other consumer	(50)	(119)	(62)	(66)	(88)	69	38	(169)	(222)	53
Total consumer	(301)	(364)	(276)	(327)	(511)	63	210	(665)	(1,096)	431
Net loan charge-offs	(381)	(513)	(584)	(683)	(1,113)	132	732	(894)	(2,022)	1,128
Other	4	1	6	8	—	3	4	5	9	(4)
Balance, end of period	$16,391	18,043	19,713	20,471	20,436	(1,652)	(4,045)	16,391	20,436	(4,045)
Components:
Allowance for loan losses	$15,148	16,928	18,516	19,463	18,926	(1,780)	(3,778)	15,148	18,926	(3,778)
Allowance for unfunded credit commitments	1,243	1,115	1,197	1,008	1,510	128	(267)	1,243	1,510	(267)
Allowance for credit losses for loans	$16,391	18,043	19,713	20,471	20,436	(1,652)	(4,045)	16,391	20,436	(4,045)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	9.93x	8.13	7.97	7.16	4.23			8.40	4.65
Allowance for loan losses as a percentage of:
Total loans	1.78%	1.96	2.09	2.12	2.02			1.78	2.02
Nonaccrual loans	205	210	212	243	249			205	249
Allowance for credit losses for loans as a percentage of:
Total loans	1.92	2.09	2.22	2.22	2.19			1.92	2.19
Nonaccrual loans	222	224	226	255	269			222	269
(1)Represents the overall decrease in our allowance for credit losses for loans as a result of our adoption of Accounting Standards Update (ASU) 2016-13, Financial Instruments – Credit Losses (CECL), on January 1, 2020.
(2)Represents the allowance for credit losses for purchased credit-impaired (PCI) loans that automatically became PCD loans with the adoption of ASU 2016-13.
(3)Loans with an allowance for credit losses measured by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognize changes in the allowance for credit losses attributable to the passage of time as interest income.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Jun 30, 2021		Mar 31, 2021		Dec 31, 2020		Sep 30, 2020		Jun 30, 2020
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial:
Commercial and industrial	$5,640	1.78%	$6,512	2.04%	$7,230	2.27%	$7,845	2.44%	$8,109	2.32%
Real estate mortgage	2,884	2.39	3,156	2.60	3,167	2.60	2,517	2.06	2,395	1.93
Real estate construction	530	2.37	410	1.90	410	1.88	521	2.31	484	2.23
Lease financing	516	3.28	604	3.84	709	4.41	659	3.89	681	3.91
Total commercial	9,570	2.01	10,682	2.24	11,516	2.41	11,542	2.39	11,669	2.27
Consumer:
Residential mortgage - first lien	1,283	0.53	1,202	0.47	1,600	0.58	1,519	0.51	1,541	0.55
Residential mortgage - junior lien	320	1.63	428	2.01	653	2.80	710	2.82	725	2.70
Credit card	3,663	10.48	4,082	11.92	4,082	11.13	4,082	11.33	3,777	10.49
Auto	1,026	2.01	1,108	2.25	1,230	2.55	1,225	2.53	1,174	2.41
Other consumer	529	2.05	541	2.17	632	2.59	1,393	4.20	1,550	4.79
Total consumer	6,821	1.81	7,361	1.92	8,197	2.00	8,929	2.04	8,767	2.08
Total allowance for credit losses for loans	$16,391	1.92%	$18,043	2.09%	$19,713	2.22%	$20,471	2.22%	$20,436	2.19%
By segment:
Consumer Banking and Lending	$8,035	2.46%	$8,782	2.58%	$9,593	2.64%	$9,593	2.51%	$9,329	2.53%
Commercial Banking	3,692	2.06	4,138	2.29	4,586	2.43	4,586	2.35	4,458	2.12
Corporate and Investing Banking	4,318	1.70	4,798	1.93	5,155	2.11	5,155	2.14	5,405	2.11
Wealth and Investment Management	362	0.44	332	0.41	375	0.46	375	0.47	383	0.49
Corporate	(16)	(0.15)	(7)	(0.07)	4	0.04	762	3.47	861	3.92
Total allowance for credit losses for loans	$16,391	1.92%	$18,043	2.09%	$19,713	2.22%	$20,471	2.22%	$20,436	2.19%

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Jun 30, 2021		Mar 31, 2021		Dec 31, 2020		Sep 30, 2020		Jun 30, 2020		Jun 30, 2021 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Mar 31, 2021	Jun 30, 2020
By product:
Nonaccrual loans:
Commercial:
Commercial and industrial	$1,691	0.53%	$2,223	0.70%	$2,698	0.85%	$2,834	0.88%	$2,896	0.83%	$(532)	(1,205)
Real estate mortgage	1,598	1.32	1,703	1.41	1,774	1.46	1,343	1.10	1,217	0.98	(105)	381
Real estate construction	45	0.20	55	0.26	48	0.22	34	0.15	34	0.16	(10)	11
Lease financing	215	1.37	249	1.58	259	1.61	187	1.10	138	0.79	(34)	77
Total commercial	3,549	0.74	4,230	0.89	4,779	1.00	4,398	0.91	4,285	0.83	(681)	(736)
Consumer:
Residential mortgage – first lien (1)	2,852	1.17	2,859	1.12	2,957	1.07	2,641	0.90	2,393	0.86	(7)	459
Residential mortgage – junior lien (1)	713	3.63	747	3.51	754	3.24	767	3.05	753	2.81	(34)	(40)
Auto	221	0.43	181	0.37	202	0.42	176	0.36	129	0.26	40	92
Other consumer	36	0.14	38	0.15	36	0.15	40	0.12	45	0.14	(2)	(9)
Total consumer	3,822	1.02	3,825	1.00	3,949	0.97	3,624	0.83	3,320	0.79	(3)	502
Total nonaccrual loans	7,371	0.86	8,055	0.93	8,728	0.98	8,022	0.87	7,605	0.81	(684)	(234)
Foreclosed assets	129		140		159		156		195		(11)	(66)
Total nonperforming assets	$7,500	0.88%	$8,195	0.95%	$8,887	1.00%	$8,178	0.89%	$7,800	0.83%	$(695)	(300)
By segment:
Consumer Banking and Lending	$3,730	1.14%	$3,763	1.10%	$3,895	1.07%	$3,625	0.95%	$3,361	0.91%	$(33)	369
Commercial Banking	2,096	1.17	2,511	1.39	2,511	1.33	1,899	0.98	1,697	0.81	(415)	399
Corporate and Investing Banking	1,310	0.52	1,618	0.65	2,198	0.90	2,402	1.00	2,509	0.98	(308)	(1,199)
Wealth and Investment Management	364	0.44	294	0.36	262	0.32	224	0.28	204	0.26	70	160
Corporate	—	—	9	0.09	21	0.20	28	0.13	29	0.13	(9)	(29)
Total nonperforming assets	$7,500	0.88%	$8,195	0.95%	$8,887	1.00%	$8,178	0.89%	$7,800	0.83%	$(695)	(300)
(1)Residential mortgage loans predominantly insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Jun 30, 2021				Mar 31, 2021				Jun 30, 2020
($ in millions)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)
Financials except banks	$154	124,759	15%	$215,207	$130	119,793	14%	$212,236	$219	112,130	12%	$197,152
Technology, telecom and media	65	20,669	2	59,245	90	21,582	3	55,433	61	24,912	3	54,894
Real estate and construction	136	22,488	3	54,354	146	23,867	3	53,829	290	25,245	3	49,925
Equipment, machinery and parts manufacturing	41	16,833	2	40,174	66	16,537	2	39,986	98	21,622	2	41,771
Retail	44	16,726	2	39,732	84	17,129	2	40,975	216	23,149	2	43,212
Materials and commodities	19	13,033	2	35,232	43	12,591	1	34,138	46	15,877	2	37,877
Food and beverage manufacturing	9	11,955	1	29,460	18	12,061	1	29,160	12	13,082	1	29,284
Health care and pharmaceuticals	26	13,484	2	29,259	42	15,020	2	31,610	76	17,144	2	32,481
Oil, gas and pipelines	486	9,186	1	28,785	635	9,906	1	30,124	1,414	12,598	1	32,679
Auto related	63	9,873	1	25,036	74	11,297	1	25,113	24	13,103	1	25,162
Commercial services	76	10,018	1	23,965	85	10,322	1	25,730	98	12,095	1	24,548
Utilities	67	7,136	*	21,615	67	6,270	*	19,012	1	6,486	*	20,615
Insurance and fiduciaries	1	4,371	*	19,233	1	3,947	*	18,050	2	6,032	*	17,069
Diversified or miscellaneous	27	6,309	*	17,108	28	6,304	*	16,802	5	4,303	*	10,547
Transportation services	492	8,566	1	16,866	554	8,889	*	15,372	319	10,849	*	17,040
Entertainment and recreation	68	7,612	*	15,540	255	9,483	1	17,108	62	11,820	1	18,134
Banks	—	14,839	2	15,290	—	13,292	2	14,209	—	15,548	2	16,598
Agribusiness	57	5,402	*	11,221	71	6,056	*	11,453	54	7,362	*	12,984
Government and education	4	5,033	*	10,793	9	5,182	*	10,792	6	5,741	*	12,128
Other	71	5,046	*	19,693	74	5,261	*	19,232	31	8,428	1	22,296
Total	$1,906	333,338	39%	$727,808	$2,472	334,789	39%	$720,364	$3,034	367,526	39%	$716,396
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE

	Jun 30, 2021				Mar 31, 2021				Jun 30, 2020
($ in millions)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)
Office buildings	$148	36,271	4%	$42,072	$258	37,084	4%	$42,796	$161	38,489	4%	$44,320
Apartments	27	28,853	3	36,462	30	27,965	3	34,832	11	26,978	3	35,120
Industrial/warehouse	90	17,077	2	19,948	85	17,168	2	19,422	73	17,823	2	20,199
Retail (excluding shopping center)	233	13,233	2	13,947	293	13,582	2	14,159	173	14,392	2	15,036
Hotel/motel	361	12,271	1	12,706	324	12,262	1	12,788	170	12,247	1	13,143
Shopping center	509	10,913	1	11,581	470	11,124	1	11,748	399	11,933	1	12,732
Institutional	74	6,908	*	8,213	82	6,698	*	8,146	97	6,069	*	7,782
Mixed use properties	98	6,244	*	7,280	105	6,142	*	7,432	90	6,281	*	7,573
Collateral pool	—	3,138	*	3,770	—	2,979	*	3,624	—	2,538	*	3,065
1-4 family structure	—	1,356	*	3,307	—	1,372	*	3,354	—	1,623	*	3,602
Other	103	6,820	*	8,852	111	6,355	*	8,164	77	7,288	1	8,798
Total	$1,643	143,084	17%	$168,138	$1,758	142,731	17%	$166,465	$1,251	145,661	16%	$171,370
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on nonmarketable equity securities, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Jun 30, 2021 % Change from
(in millions, except ratios)		Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020
Tangible book value per common share:
Total equity		$193,127	188,034	185,712	181,727	178,635	3%	8
Adjustments:
Preferred stock		(20,820)	(21,170)	(21,136)	(21,098)	(21,098)	2	1
Additional paid-in capital on preferred stock		136	139	152	159	159	(2)	(14)
Unearned ESOP shares		875	875	875	875	875	—	—
Noncontrolling interests		(1,865)	(1,130)	(1,033)	(859)	(736)	(65)	NM
Total common stockholders' equity	(A)	171,453	166,748	164,570	160,804	157,835	3	9
Adjustments:
Goodwill		(26,194)	(26,290)	(26,392)	(26,387)	(26,385)	—	1
Certain identifiable intangible assets (other than MSRs)		(301)	(322)	(342)	(366)	(389)	7	23
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2,256)	(2,300)	(1,965)	(2,019)	(2,050)	2	(10)
Applicable deferred taxes related to goodwill and other intangible assets (1)		875	866	856	842	831	1	5
Tangible common equity	(B)	$143,577	138,702	136,727	132,874	129,842	4	11
Common shares outstanding	(C)	4,108.0	4,141.1	4,144.0	4,132.5	4,119.6	(1)	—
Book value per common share	(A)/(C)	$41.74	40.27	39.71	38.91	38.31	4	9
Tangible book value per common share	(B)/(C)	34.95	33.49	32.99	32.15	31.52	4	11
NM - Not meaningful

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Jun 30, 2021 % Change from		Six months ended
(in millions, except ratios)		Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$5,743	4,256	2,741	2,901	(4,160)	35%	NM	$9,999	(3,856)	NM
Average total equity		190,968	189,074	185,444	181,377	184,072	1	4	190,026	185,982	2%
Adjustments:
Preferred stock		(21,108)	(21,840)	(21,223)	(21,098)	(21,344)	3	1	(21,472)	(21,569)	—
Additional paid-in capital on preferred stock		138	145	156	158	140	(5)	(1)	142	138	3
Unearned ESOP shares		875	875	875	875	1,140	—	(23)	875	1,141	(23)
Noncontrolling interests		(1,313)	(1,115)	(887)	(761)	(643)	(18)	NM	(1,215)	(714)	70
Average common stockholders’ equity	(B)	169,560	167,139	164,365	160,551	163,365	1	4	168,356	164,978	2
Adjustments:
Goodwill		(26,213)	(26,383)	(26,390)	(26,388)	(26,384)	1	1	(26,297)	(26,386)	—
Certain identifiable intangible assets (other than MSRs)		(310)	(330)	(354)	(378)	(402)	6	23	(320)	(414)	(23)
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2,208)	(2,217)	(1,889)	(2,045)	(1,922)	—	(15)	(2,212)	(2,037)	9
Applicable deferred taxes related to goodwill and other intangible assets (1)		873	863	852	838	828	1	5	868	823	5
Average tangible common equity	(C)	$141,702	139,072	136,584	132,578	135,485	2	5	$140,395	136,964	3
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	13.6%	10.3	6.6	7.2	(10.2)			12.0%	(4.7)
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	16.3	12.4	8.0	8.7	(12.3)			14.4	(5.7)
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated					Jun 30, 2021 % Change from
(in billions, except ratios)		Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020
Total equity (2)		$193.1	188.0	185.7	181.7	178.6	3%	8
Effect of accounting policy changes (2)		—	0.3	0.2	0.3	1.5
Total equity (as reported)		193.1	188.3	185.9	182.0	180.1	3	7
Adjustments:
Preferred stock		(20.8)	(21.2)	(21.1)	(21.1)	(21.1)	2	1
Additional paid-in capital on preferred stock		0.2	0.2	0.1	0.2	0.1	—	100
Unearned ESOP shares		0.9	0.9	0.9	0.9	0.9	—	—
Noncontrolling interests		(1.9)	(1.1)	(1.0)	(0.9)	(0.7)	(73)	NM
Total common stockholders' equity		171.5	167.1	164.8	161.1	159.3	3	8
Adjustments:
Goodwill		(26.2)	(26.3)	(26.4)	(26.4)	(26.4)	—	1
Certain identifiable intangible assets (other than MSRs)		(0.3)	(0.3)	(0.3)	(0.4)	(0.4)	—	25
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2.3)	(2.3)	(2.0)	(2.0)	(2.1)	—	(10)
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.9	0.9	0.9	0.8	0.8	—	13
CECL transition provision (4)		0.9	1.3	1.7	1.9	1.9	(31)	(53)
Other		(1.1)	(0.7)	(0.4)	(0.1)	(0.1)	(57)	NM
Common Equity Tier 1	(A)	143.4	139.7	138.3	134.9	133.0	3	8
Preferred stock		20.8	21.2	21.1	21.1	21.1	(2)	(1)
Additional paid-in capital on preferred stock		(0.2)	(0.2)	(0.1)	(0.2)	(0.1)	—	(100)
Unearned ESOP shares		(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	—	—
Other		(0.2)	(0.1)	(0.2)	(0.2)	(0.2)	(100)	—
Total Tier 1 capital	(B)	162.9	159.7	158.2	154.7	152.9	2	7
Long-term debt and other instruments qualifying as Tier 2		23.2	23.8	24.4	25.0	25.5	(3)	(9)
Qualifying allowance for credit losses (5)		14.3	14.1	14.1	14.1	14.4	1	(1)
Other		(0.4)	(0.2)	(0.1)	(0.1)	(0.3)	(100)	(33)
Effect of Basel III transition requirements		—	0.1	0.1	0.1	0.1	(100)	(100)
Total qualifying capital (Basel III transition requirements)	(C)	$200.0	197.5	196.7	193.8	192.6	1	4

Total risk-weighted assets (RWAs)	(D)	$1,188.8	1,179.0	1,193.7	1,185.6	1,213.1	1	(2)

Common Equity Tier 1 to total RWAs	(A)/(D)	12.1%	11.8	11.6	11.4	11.0
Tier 1 capital to total RWAs	(B)/(D)	13.7	13.5	13.3	13.1	12.6
Total capital to total RWAs	(C)/(D)	16.8	16.8	16.5	16.3	15.9
NM – Not meaningful
(1)The Basel III capital rules for calculating CET1 and tier 1 capital, along with RWAs, are fully phased-in. However, the requirements for determining total capital are in accordance with transition requirements and are scheduled to be fully phased-in by the end of 2021. The Basel III capital rules provide for two capital frameworks: the Standardized Approach and the Advanced Approach applicable to certain institutions. Accordingly, in the assessment of our capital adequacy, we must report the lower of our CET1, tier 1 and total capital ratios calculated under the Standardized Approach and under the Advanced Approach.
(2)In second quarter 2021, we elected to change our accounting method for low-income housing tax credit (LIHTC) investments. We also elected to change the presentation of investment tax credits related to solar energy investments. Prior period total equity was revised to conform with the current period presentation. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(4)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out of the benefits. The impact of the CECL transition provision on our regulatory capital at June 30, 2021, was an increase in capital of $879 million, reflecting a $991 million (post-tax) increase in capital recognized upon our initial adoption of CECL, offset by 25% of the $7.5 billion increase in our ACL under CECL from January 1, 2020, through June 30, 2021.
(5)Under the Standardized Approach, the allowance for credit losses is includable in Tier 2 Capital up to 1.25% of Standardized credit RWAs with any excess allowance for credit losses deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated					Jun 30, 2021 % Change from
(in billions, except ratios)		Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020
Total equity (2)		$193.1	188.0	185.7	181.7	178.6	3%	8
Effect of accounting policy changes (2)		—	0.3	0.2	0.3	1.5
Total equity (as reported)		193.1	188.3	185.9	182.0	180.1	3	7
Adjustments:
Preferred stock		(20.8)	(21.2)	(21.1)	(21.1)	(21.1)	2	1
Additional paid-in capital on preferred stock		0.2	0.2	0.1	0.2	0.1	—	100
Unearned ESOP shares		0.9	0.9	0.9	0.9	0.9	—	—
Noncontrolling interests		(1.9)	(1.1)	(1.0)	(0.9)	(0.7)	(73)	NM
Total common stockholders' equity		171.5	167.1	164.8	161.1	159.3	3	8
Adjustments:
Goodwill		(26.2)	(26.3)	(26.4)	(26.4)	(26.4)	—	1
Certain identifiable intangible assets (other than MSRs)		(0.3)	(0.3)	(0.3)	(0.4)	(0.4)	—	25
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2.3)	(2.3)	(2.0)	(2.0)	(2.1)	—	(10)
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.9	0.9	0.9	0.8	0.8	—	13
CECL transition provision (4)		0.9	1.3	1.7	1.9	1.9	(31)	(53)
Other		(1.1)	(0.7)	(0.4)	(0.1)	(0.1)	(57)	NM
Common Equity Tier 1	(A)	143.4	139.7	138.3	134.9	133.0	3	8
Preferred stock		20.8	21.2	21.1	21.1	21.1	(2)	(1)
Additional paid-in capital on preferred stock		(0.2)	(0.2)	(0.1)	(0.2)	(0.1)	—	(100)
Unearned ESOP shares		(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	—	—
Other		(0.2)	(0.1)	(0.2)	(0.2)	(0.2)	(100)	—
Total Tier 1 capital	(B)	162.9	159.7	158.2	154.7	152.9	2	7
Long-term debt and other instruments qualifying as Tier 2		23.2	23.8	24.4	25.0	25.5	(3)	(9)
Qualifying allowance for credit losses (5)		4.3	4.2	4.4	4.5	4.6	2	(7)
Other		(0.5)	(0.3)	(0.2)	(0.1)	(0.3)	(67)	(67)
Effect of Basel III transition requirements		—	0.3	0.1	0.1	0.1	(100)	(100)
Total qualifying capital (Basel III transition requirements)	(C)	$189.9	187.7	186.9	184.2	182.8	1	4

Total RWAs	(D)	$1,126.6	1,109.4	1,158.4	1,172.0	1,195.4	2	(6)

Common Equity Tier 1 to total RWAs	(A)/(D)	12.7%	12.6	11.9	11.5	11.1
Tier 1 capital to total RWAs	(B)/(D)	14.5	14.4	13.7	13.2	12.8
Total capital to total RWAs	(C)/(D)	16.9	16.9	16.1	15.7	15.3
NM – Not meaningful
(1)The Basel III capital rules for calculating CET1 and tier 1 capital, along with RWAs, are fully phased-in. However, the requirements for determining total capital are in accordance with transition requirements and are scheduled to be fully phased-in by the end of 2021. The Basel III capital rules provide for two capital frameworks: the Standardized Approach and the Advanced Approach applicable to certain institutions. Accordingly, in the assessment of our capital adequacy, we must report the lower of our CET1, tier 1 and total capital ratios calculated under the Standardized Approach and under the Advanced Approach.
(2)In second quarter 2021, we elected to change our accounting method for low-income housing tax credit (LIHTC) investments. We also elected to change the presentation of investment tax credits related to solar energy investments. Prior period total equity was revised to conform with the current period presentation. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(4)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out of the benefits. The impact of the CECL transition provision on our regulatory capital at June 30, 2021, was an increase in capital of $879 million, reflecting a $991 million (post-tax) increase in capital recognized upon our initial adoption of CECL, offset by 25% of the $7.5 billion increase in our ACL under CECL from January 1, 2020, through June 30, 2021.
(5)Under the Advanced Approach, the allowance for credit losses that exceeds expected credit losses is eligible for inclusion in Tier 2 Capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess allowance for credit losses deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
DEFERRED COMPENSATION AND RELATED HEDGES

	Quarter ended
(in millions)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
Net interest income	$—	—	—	—	3
Net gains from equity securities	1	—	1	1	346
Total revenue from deferred compensation plan investments	1	—	1	1	349
Increase in deferred compensation plan liabilities	(257)	(165)	(470)	(220)	(490)
Net derivative gains from economic hedges of deferred compensation (1)	239	160	422	215	141
Increase in personnel expense	(18)	(5)	(48)	(5)	(349)
Loss before income tax expense	$(17)	(5)	(47)	(4)	—
(1)In second quarter 2020, we entered into arrangements to transition our economic hedges of our deferred compensation plan liabilities from equity securities to derivative instruments. Changes in the fair value of derivatives used as economic hedges are presented within the same financial statement line as the related business activity being hedged.

Wells Fargo & Company and Subsidiaries
CHANGES IN ACCOUNTING POLICY FOR LOW-INCOME HOUSING TAX CREDIT INVESTMENTS AND SOLAR ENERGY INVESTMENTS

In second quarter 2021, we retroactively changed the accounting for certain tax-advantaged investments to better align the financial statement presentation of the economic impact of these investments with the related tax credits.
◦We elected to change our accounting for low-income housing tax credit investments from the equity method of accounting to the proportional amortization method. Under the proportional amortization method, the amortization of the investments and the related tax impacts are recognized in income tax expense. Previously, we recognized the amortization of the investments in other noninterest income and the related tax impacts were recognized in income tax expense.
◦We elected to change the presentation of investment tax credits related to solar energy investments. We reclassified the investment tax credits on our balance sheet from accrued expenses and other liabilities to a reduction of the carrying value of the investment balances. We also reclassified the related benefits of the investment tax credits from a reduction to income tax expense to an increase in interest income for solar energy leases or an increase in noninterest income for solar energy equity investments.

These changes had a nominal impact on net income and retained earnings on an annual basis; however, our quarterly results were affected in both the second and third quarters of 2020 due to the impact of these changes on the estimated annual effective income tax rate applied to each quarter. These changes also improved our efficiency ratio and generally increased our effective income tax rate from what was previously reported.
Prior period financial statement line items have been revised to conform with the current period presentation. Prior period risk-based capital and certain other regulatory related metrics were not revised. The table below presents the impact of these accounting policy changes to our consolidated statement of income and consolidated balance sheet.

	Quarter Ended															Year Ended
	Mar 31, 2021			Dec 31, 2020			Sep 30, 2020			Jun 30, 2020			Mar 31, 2020			Dec 31, 2020
($ in millions, except per share amounts)	As reported	Effect of changes	As revised	As reported	Effect of changes	As revised	As reported	Effect of changes	As revised	As reported	Effect of changes	As revised	As reported	Effect of changes	As revised	As reported	Effect of changes	As revised
Selected Income Statement Data
Interest income – loans	$7,191	10	7,201	7,642	80	7,722	7,954	11	7,965	8,448	12	8,460	10,065	18	10,083	34,109	121	34,230
Noninterest income	9,265	459	9,724	8,650	484	9,134	9,494	443	9,937	7,956	438	8,394	6,405	438	6,843	32,505	1,803	34,308
Income tax expense (benefit) (1)	326	575	901	108	466	574	645	(728)	(83)	(3,917)	1,916	(2,001)	159	194	353	(3,005)	1,848	(1,157)
Net income (loss)	4,742	(106)	4,636	2,992	99	3,091	2,035	1,181	3,216	(2,379)	(1,467)	(3,846)	653	263	916	3,301	76	3,377
Earnings (loss) per common share	1.05	(0.02)	1.03	0.64	0.02	0.66	0.42	0.28	0.70	(0.66)	(0.35)	(1.01)	0.01	0.06	0.07	0.42	0.01	0.43
Diluted earnings (loss) per common share	1.05	(0.03)	1.02	0.64	0.02	0.66	0.42	0.28	0.70	(0.66)	(0.35)	(1.01)	0.01	0.06	0.07	0.41	0.02	0.43
Selected Metrics
Efficiency ratio	77%	(2)	75	83	(3)	80	81	(2)	79	82	(2)	80	74	(2)	72	80	(2)	78
Effective income tax rate (2)	6.4	10	16.3	3.5	12	15.6	24.1	(27)	(2.6)	62.2	(28)	34.2	19.5	8	27.8	(1,015.6)	964	(52.1)
Selected Balance Sheet Data
Equity securities	$59,981	(2,279)	57,702	62,260	(2,252)	60,008	51,169	(1,821)	49,348	52,494	(1,718)	50,776	54,047	(1,781)	52,266	62,260	(2,252)	60,008
Accrued expenses and other liabilities	76,914	(1,965)	74,949	76,404	(2,044)	74,360	72,271	(1,516)	70,755	75,159	(231)	74,928	76,238	(1,761)	74,477	76,404	(2,044)	74,360
Retained earnings	166,772	(314)	166,458	162,890	(207)	162,683	160,913	(306)	160,607	159,952	(1,486)	158,466	165,308	(20)	165,288	162,890	(207)	162,683
(1)The quarterly income tax expense (benefit) varies based on the income (loss) before income tax expense (benefit) and the estimated annual effective income tax rate applied to each quarter.
(2)Represents income tax expense (benefit) divided by income (loss) before income tax expense (benefit) less the net income (loss) from noncontrolling interests.